UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2011
TriCo Bancshares
(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

63 Constitution Drive, Chico, California	95973

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
On April 28, 2011, TriCo Bancshares announced its quarterly earnings for the quarter ended March 31, 2011. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01: Financial Statements and Exhibits
(c) Exhibits
99.1	Press release dated April 28, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES
Date: April 28, 2011	By	/s/ Thomas J. Reddish
Thomas J. Reddish,
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)